Janus Henderson Small-Mid Cap Value Fund

Schedule of Investments (unaudited)

March 31, 2024

Shares or Principal Amounts		Value
Common Stocks– 97.9%
Aerospace & Defense – 1.8%
BWX Technologies Inc	20,053	$2,057,839
Auto Components – 1.7%
Aptiv PLC*	24,697	1,967,116
Banks – 8.3%
Eastern Bankshares Inc	188,192	2,593,286
FB Financial Corp	65,636	2,471,852
OFG Bancorp	55,489	2,042,550
Wintrust Financial Corp	24,033	2,508,805
		9,616,493
Building Products – 5.5%
Carlisle Cos Inc	8,572	3,358,938
Fortune Brands Home & Security Inc	35,113	2,973,018
		6,331,956
Capital Markets – 5.9%
Jefferies Financial Group Inc	49,210	2,170,161
Lazard Inc	59,771	2,502,612
WisdomTree Investments Inc	235,680	2,165,899
		6,838,672
Chemicals – 3.2%
Ashland Global Holdings Inc	21,204	2,064,633
Innospec Inc	12,968	1,672,094
		3,736,727
Containers & Packaging – 3.9%
Ball Corp	31,781	2,140,768
Graphic Packaging Holding Co	82,075	2,394,948
		4,535,716
Electric Utilities – 2.1%
Alliant Energy Corp	49,031	2,471,162
Electrical Equipment – 2.0%
Encore Wire Corp	8,953	2,352,669
Electronic Equipment, Instruments & Components – 8.8%
Arrow Electronics Inc*	15,548	2,012,844
Fabrinet*	7,638	1,443,735
Insight Enterprises Inc*	8,118	1,506,051
Keysight Technologies Inc*	12,793	2,000,569
Vontier Corp	71,190	3,229,178
		10,192,377
Energy Equipment & Services – 1.7%
Oceaneering International Inc*	83,180	1,946,412
Food & Staples Retailing – 2.3%
Casey's General Stores Inc	8,437	2,686,763
Health Care Equipment & Supplies – 4.1%
Globus Medical Inc*	57,409	3,079,419
Teleflex Inc	7,170	1,621,639
		4,701,058
Health Care Providers & Services – 2.0%
Cardinal Health Inc	20,233	2,264,073
Household Durables – 1.9%
Toll Brothers Inc	16,622	2,150,388
Insurance – 5.7%
Axis Capital Holdings Ltd	49,799	3,237,931
Hartford Financial Services Group Inc	31,951	3,292,551
		6,530,482
Machinery – 3.9%
Hillenbrand Inc	47,702	2,398,934
Lincoln Electric Holdings Inc	8,281	2,115,299
		4,514,233
Marine – 2.7%
Kirby Corp*	33,088	3,153,948
Metals & Mining – 2.0%
Commercial Metals Co	38,246	2,247,717
Oil, Gas & Consumable Fuels – 6.7%
Gulfport Energy Corp*	5,772	924,213
HF Sinclair Corp	37,386	2,256,993
Magnolia Oil & Gas Corp	88,926	2,307,630
Marathon Oil Corp	79,550	2,254,447
		7,743,283

Shares or Principal Amounts		Value
Common Stocks– (continued)
Real Estate Management & Development – 2.1%
Cushman & Wakefield PLC*	231,686	$2,423,436
Retail Real Estate Investment Trusts (REITs) – 2.1%
Agree Realty Corp	42,717	2,439,995
Semiconductor & Semiconductor Equipment – 2.9%
Microchip Technology Inc	19,706	1,767,825
Ultra Clean Holdings Inc*	34,298	1,575,650
		3,343,475
Specialized Real Estate Investment Trusts (REITs) – 4.8%
Lamar Advertising Co	27,638	3,300,254
PotlatchDeltic Corp	46,244	2,174,393
		5,474,647
Specialty Retail – 5.0%
Bath & Body Works Inc	35,490	1,775,210
Boot Barn Holdings Inc*	19,776	1,881,686
Burlington Stores Inc*	9,019	2,094,122
		5,751,018
Textiles, Apparel & Luxury Goods – 1.5%
Steven Madden Ltd	39,591	1,673,907
Trading Companies & Distributors – 3.3%
GATX Corp	16,009	2,145,686
MSC Industrial Direct Co Inc	16,807	1,630,951
		3,776,637
Total Common Stocks (cost $83,322,442)		112,922,199
Repurchase Agreements– 2.6%
ING Financial Markets LLC, Joint repurchase agreement, 5.3000%, dated 3/28/24, maturing 4/1/24 to be repurchased at $3,001,767 collateralized by $3,134,011 in U.S. Treasuries 0% - 4.1250%, 4/15/24 - 8/15/53 with a value of $3,061,804((cost $3,000,000)	$3,000,000	3,000,000
Total Investments (total cost $86,322,442) – 100.5%		115,922,199
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(618,842)
Net Assets – 100%		$115,303,357

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2024.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$112,922,199	$-	$-
Repurchase Agreements	-	3,000,000	-
Total Assets	$112,922,199	$3,000,000	$-

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2024 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-35-70295 05-24